Exhibit 10.15

AMENDMENT NUMBER NINE TO REVOLVING CREDIT AGREEMENT

This AMENDMENT NUMBER NINE TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of December 5, 2007, is entered into among NATIONAL TECHNICAL SYSTEMS, INC., a California corporation (“Parent”), NTS TECHNICAL SYSTEMS, a California corporation, dba National Technical Systems (“NTS”), XXCAL, INC., a California corporation (“XXCAL”), APPROVED ENGINEERING TEST LABORATORIES, INC., a California corporation (“AETL”), ETCR, INC., a California corporation (“ETCR”), ACTON ENVIRONMENTAL TESTING CORPORATION, a Massachusetts corporation (“Acton”), PHASE SEVEN LABORATORIES, INC., a California corporation (“Phase Seven”), and UNITED STATES TEST LABORATORY, L.L.C., a Kansas limited liability company (“USTL”), and one or more Subsidiaries of Parent, whether now existing or hereafter acquired or formed, which become party to the Agreement (as defined below) by executing an Addendum in the form of Exhibit 1 of the Agreement (NTS, XXCAL, AETL, ETCR, Acton, Phase Seven, USTL and such other Subsidiaries are sometimes individually referred to herein as a “Subsidiary Borrower” and collectively referred to herein as “Subsidiary Borrowers”, and Subsidiary Borrowers and Parent are sometimes individually referred to herein as a “Borrower” and collectively referred to herein as “Borrowers”), the financial institutions from time to time parties hereto as Lenders, whether by execution hereof or an Assignment and Acceptance in accordance with Section 11.5(c) of the Agreement, and Comerica Bank, in its capacity as contractual representative for itself and the other Lenders (“Agent”), with reference to the following facts:

A.            Borrowers (other than USTL), Agent and Lenders are parties to that certain Revolving Credit Agreement, dated as of November 21, 2001, as amended by that certain Amendment Number One to Revolving Credit Agreement, dated as of July 17, 2002, that certain Amendment Number Two to Revolving Credit Agreement, dated as of November 25, 2002, that certain Amendment Number Three to Revolving Credit Agreement, dated as of July 21, 2003, that certain Amendment Number Four to Revolving Credit Agreement, dated as of July 30, 2004, that certain Amendment Number Five to Revolving Credit Agreement, dated as of July 1, 2005, that certain Amendment Number Six to Revolving Credit Agreement, dated as of March 29, 2006, that certain Amendment Number Seven to Revolving Credit Agreement, dated as of September 21, 2006, and that certain Amendment Number Eight to Revolving Credit Agreement, dated as of September 26, 2007 (as so amended, the “Agreement”);

B.            Borrowers (other than USTL) and Agent, in its capacity as Agent for the Lenders, entered into that certain Security Agreement, dated as of November 21, 2001 (the “Security Agreement”);

C.            Concurrent herewith, USTL is executing and delivering an Addendum to Revolving Credit Agreement and an Addendum to Security Agreement in order to become a Borrower under the Agreement and the Security Agreement; and

D.            Borrowers, Agent and Lenders desire to further amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.             Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

2.             Consent. Borrowers have informed Agent and Lenders that Parent intends to purchase, directly or indirectly, one hundred percent (100%) of the membership interests of USTL (the “Acquisition”). In connection with the Acquisition, Parent and, if applicable, its designee will owe certain earnout obligations to the sellers of USTL (the “Earnout”). Borrowers have therefore requested that the Lenders consent to the Acquisition and the Earnout. Notwithstanding any term or provision of the Agreement to the contrary, the Lenders hereby consent to the Acquisition and the Earnout, and agree that the Acquisition and the Earnout shall not cause an Event of Default. The consent set forth herein shall be limited precisely as written and shall not be deemed to be (i) an amendment, waiver, consent, or modification of any other term or condition of the Agreement, or (ii) prejudice any right or remedy which the Lenders may now or in the future have under or in connection with the Agreement.

3.             Amendments to the Agreement.

3.1           Borrowers. All references to “Borrowers” in the Agreement shall include USTL.

3.2           Definitions.

(a)           The following definitions set forth in Section 1.1 of the Agreement are hereby amended in their entirety as follows:

“Amendment Date” means the date when all of the conditions set forth in Section 4 of Amendment No. 9 have been fulfilled to satisfaction of Agent and counsel.

“Borrowing” means a borrowing of Revolving Loans from the Revolving Loan Lenders pursuant to the terms and conditions hereof.

“Commitment” means a Lender’s Revolving Credit Commitment, Term Loan A Commitment and/or Term Loan B Commitment, as the context requires.

“COF Lending Rate” means the sum of the COF (as of the date on which the Fixed Rate Portion of the Term Loans A has been converted to the COF Lending Rate Loans pursuant to Borrowers’ exercise of their option under Section 2.4(a)(ii)) plus two and one-quarter percentage points (225 basis points).

“COF Lending Rate Loans” means the Fixed Rate Portion of the Term Loans A if the Borrowers have elected to convert such Loans to bear interest at the COF Lending Rate pursuant to Section 2.4(a)(ii).

“Excluded Subsidiaries” means, all Subsidiaries of Borrowers that: (i) are not organized under the laws of any state or any territory of the United States of America, or any province or any territory of Canada, or (ii) are not wholly owned by any Borrower or any Subsidiary, including but not limited to XXCAL, Limited, a corporation organized under the laws of the United Kingdom, XXCAL, Japan K.K, a corporation organized under the laws of Japan, National Quality Assurance, Inc., a Massachusetts corporation, NQA Laboratory Services, Inc., a Massachusetts corporation, NQA-USA, a Massachusetts corporation, NQA Training and Development, Inc., a Massachusetts corporation, and National Technical Systems Certifications Services, a Delaware corporation.

“Fees” means the Facility Fee, the Late Payment Fee, the Letter of Credit Fees and the Audit Fees.

“Interest Payment Date” means:

(i)            with respect to each Prime Lending Rate Portion, the last day of each and every quarter commencing the last such day after the making of such Loan, and the Revolving Loans Maturity Date (in the case of the Revolving Loans), the Term Loans A Maturity Date (in the case of the Term Loans A), and the Term Loans B Maturity Date (in the case of the Term Loans B).

(ii)            with respect to each LIBOR Lending Rate Portion, the earlier of: (1) the last day of the Interest Period with respect thereto, or (2) if the Interest Period has a duration of more than three months, every LIBOR Business Day that occurs during such Interest Period every three months from the first day of such Interest Period; and

(iii)           with respect to the COF Lending Rate Loans, the last day of each and every quarter, and the Term Loans A Maturity Date.

“Letter of Credit Sublimit” means Five Hundred Thousand Dollars ($500,000).

“LIBOR Lending Rate Margin” means (a) with respect to all Revolving Loans, two percentage points (200 basis points), and (b) with respect to the Term Loans A and the Term Loans B, two and one-quarter percentage points (225 basis points).

“Loans” means the Revolving Loans, the Term Loans A and the Term Loans B (each, a “Loan”).

“Notes” means, collectively, the Revolving Notes, the Term A Notes and the Term B Notes (each, a “Note”).

“Prepayment Amount” means:

(i)             If the Prepaid Principal Amount exceeds $750,000, then the Prepayment Amount is the sum of: (x) the Prepaid Principal Amount; (y) interest accruing on the Prepaid Principal Amount up to, but not including, the Prepayment Date; (z) $500; plus the present value, discounted at the

Reinvestment Rates of the positive amount by which (A) the interest the Term Loan A Lenders would have earned had the Prepaid Principal Amount not been paid prior to the Term Loans A Maturity Date at the COF Lending Rate, exceeds (B) the interest the Term Loan A Lenders would earn by reinvesting the Prepaid Principal Amount at the Reinvestment Rates.

(ii)            If the Prepaid Principal Amount is $750,000 or less, then the Prepayment Amount is the sum of: (x) the Prepaid Principal Amount; (y) interest accruing on the Prepaid Principal Amount up to, but not including, the Prepayment Date; plus (z) an amount equal to two percent (2%) of the Prepaid Principal Amount.

“Revolving Loans Maturity Date” means December 1, 2012.

“Total Commitment Percentage” means, with respect to any Lender, the percentage equal to sum of such Lender’s Revolving Loan Commitment, Term Loan A Commitment and Term Loan B Commitment, divided by the Total Credit.

“Total Credit” means $38,150,000.

“Interest Period” means, with respect to each LIBOR Lending Rate Portion, the period commencing on the date of such LIBOR Lending Rate Portion and ending on the numerically corresponding day one (1), two (2), three (3), four (4), five (5), six (6) or twelve (12) months thereafter as Parent or any Borrower may elect pursuant to the applicable Notice of Borrowing or Notice of Conversion or Continuation; provided, however, that:

(i)             any Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day unless such LIBOR Business Day falls in another calendar month in which case such Interest Period shall end on the immediately preceding LIBOR Business Day;

(ii)            any Interest Period which begins on the last LIBOR Business Day of the calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month; and

(iii)           no Interest Period respecting a Revolving Loan may extend beyond the Revolving Loans Maturity Date, no Interest Period respecting the Term Loans A may extend beyond the Term Loans A Maturity Date and no Interest Period respecting the Term Loans B may extend beyond the Term Loans B Maturity Date.

(b)           The following definitions are hereby added to Section 1.1 of the Agreement in alphabetical order:

“118 Acre Parcel” has the meaning given to such terms in Section 6.16.

“118 Acre Parcel Sale” means the sale of the 118 Acre Parcel.

“118 Acre Parcel Sale Proceeds” means the proceeds received from the 118 Acre Parcel Sale in an amount equal to the greater of (i) $13,500,000, or (ii) the sale price of the 118 Acre Parcel, net of taxes and documented out-of-pocket costs and expenses incurred in connection with such sale, including, without limitation, expenses related to moving Borrowers’ equipment off the 118 Acre Parcel and otherwise preparing the 118 Acre Parcel for sale, if higher.

“25 Acre Parcel” has the meaning given to such terms in Section 6.16.

“Adjusted Working Capital” means the amount calculated as (a) the consolidated current assets of Borrowers, minus (b) the amount of cash and cash equivalents included in such consolidated current assets, minus (c) the consolidated current liabilities of Borrowers (for purposes of this calculation the amount of Revolving Loans shall be included in consolidated current liabilities).

“Amendment No. 9” means that certain Amendment Number Nine to Revolving Credit Agreement, dated as of November 28, 2007, among Borrowers, Agent and Lenders.

“Boxborough Real Estate” means the commercial real estate owned by ETCR and located at 1146 Massachusetts Avenue, Boxborough, Massachusetts 01719.

“Boxborough Real Estate Sale” means the sale of the Boxborough Real Estate.

“Boxborough Real Estate Sale Proceeds” means the proceeds received from the Boxborough Real Estate Sale in an amount equal to the greater of (i) $1,312,500, or (ii) the sale price of the Boxborough Real Estate, net of taxes and documented out-of-pocket costs and expenses incurred in connection with such sale, if higher.

“Consolidated EBITDA” means, with respect to any period, the sum of (without duplication) (i) Consolidated Net Income for such period (excluding extraordinary gains and losses); (ii) Consolidated Interest Expense during such period; (iii) accrued federal and state income taxes payable by each Borrower and the Subsidiaries during such period which are included in the determination of Consolidated Net Income; (iv) each Borrower’s and the Subsidiaries’ consolidated depreciation and amortization during such period; in each case calculated in accordance with GAAP; and (v) non-cash stock options expenses (it being understood that the foregoing shall include USTL for all applicable measurement periods prior to the consummation of the USTL Acquisition).

“Consolidated Interest Expense” means, with respect to any period, the current interest accrued during such period in accordance with GAAP on the aggregate amount of each Borrower’s and the Subsidiaries’ consolidated Debt, including the interest portion of each Borrower’s and the Subsidiaries’ consolidated Capital Lease Obligations.

“Consolidated Net Income” means, with respect to any period, the consolidated net income of Borrowers and the Subsidiaries after all federal, state and local income taxes reflected on Borrowers’ Financial Statement for such period, calculated in accordance with GAAP.

“Excess Cash Flow” means, for the applicable fiscal year of Borrowers, the result of (i) Consolidated Net Income, plus (ii) to the extent deducted from Consolidated Net Income, each Borrower’s consolidated depreciation, amortization and non-cash stock option expenses during such fiscal year, plus any decrease or minus any increase, as applicable, in (iii) Adjusted Working Capital for such fiscal year, minus (iv) the sum of (a) unfinanced Capital Expenditures made during such fiscal year up to the applicable amount set forth in Section 7.12, (b) all regularly scheduled payments of principal made on Funded Debt (excluding the Revolving Loans and any other revolving Funded Debt) during such fiscal year, and (c) the amount of any optional prepayments made on the Term Loans A and the Term Loans B during such fiscal year (excluding the proceeds of Permitted Real Estate Sales applied as permanent reductions to the Term Loans A and the Term Loans B); in each case calculated in accordance with GAAP.

“Funded Debt” means each Borrower’s (i) indebtedness heretofore or hereafter created, issued, incurred or assumed for or in respect of money borrowed; (ii) Capital Lease Obligations; and (iii) obligations evidenced by bonds, debentures, notes, or other similar instruments.

“Interest Only End-Date” means December 5, 2008.

“Fixed Charge Coverage Ratio” means as of the last day of each fiscal quarter, the ratio of: (i) Consolidated EBITDA for the four fiscal quarter period ending on such day, minus unfinanced Capital Expenditures, dividends, and all federal, state and local taxes paid by each Borrower and the Subsidiaries during the four fiscal quarter period ending on such day); to (ii) the sum of (1) the current portion (other than interest) of Borrowers’ and the Subsidiaries’ consolidated long-term Debt, (2) the current portion of Capital Lease Obligations of each Borrower and the Subsidiaries (exclusive of the interest portion), and (3) Consolidated Interest Expense, in each case for the four fiscal quarter period ending on such day; in each case calculated in accordance with GAAP.

“Fixed Rate Portion” means one-half of the outstanding balance of the Term Loans A that Borrowers have elected to convert to the COF Lending Rate Loans pursuant to Borrowers’ exercise of their option under Section 2.4(a)(ii).

“Permitted Real Estate Sales” means, collectively, the Boxborough Real Estate Sale and the 118 Acre Parcel Sale.

“Pre-Existing Term Debt” means, collectively, all outstanding term debt owed by the Borrowers to Lenders under the Agreement immediately before the Amendment Date and Borrowers’ real estate loan from GE Capital respecting the Boxborough Real Estate and outstanding immediately before the Amendment Date.

“Saugus Real Estate” means, collectively, the 118 Acre Parcel and the 25 Acre Parcel.

“Term Loan A Commitment” means, with respect to any Term Loan A Lender, the amount indicated opposite such Lender’s name on Schedule 1.1C under the heading Term Loan A Commitment or, in the case of any Lender that is an assignee Lender pursuant to Section 11.5(c), the amount of the assigning Lender’s Term Loan A Commitment assigned to such assignee Lender (collectively, the “Term Loan A Commitments”).

“Term Loan A Commitment Percentage” means, with respect to any Term Loan A Lender, the percentage indicated on Schedule 1.1C under the heading Term Loan A Commitment Percentage or, in the case of any Lender that is an assignee Lender pursuant to Section 11.5(c), the percentage the assigning Lender’s Term Loan A Commitment assigned to such assignee Lender.

“Term Loan A Lender” means each of the Lenders indicated on Schedule 1.1C under the heading Term Loan A Lenders, and also means any assignee of such Lender pursuant to Section 11.5(c).

“Term Loans A Maturity Date” means December 1, 2012.

“Term A Notes” means, collectively, the promissory notes executed by each Borrower to the order of each Lender pursuant to Section 2.11(a) to evidence such Lender’s Term Loan A.

“Term Loan B Commitment” means, with respect to any Term Loan B Lender, the amount indicated opposite such Lender’s name on Schedule 1.1C under the heading Term Loan B Commitment or, in the case of any Lender that is an assignee Lender pursuant to Section 11.5(c), the amount of the assigning Lender’s Term Loan B Commitment assigned to such assignee Lender (collectively, the “Term Loan B Commitments”).

“Term Loan B Commitment Percentage” means, with respect to any Term Loan B Lender, the percentage indicated on Schedule 1.1C under the heading Term Loan B Commitment Percentage or, in the case of any Lender that is an assignee Lender pursuant to Section 11.5(c), the percentage the assigning Lender’s Term Loan B Commitment assigned to such assignee Lender.

“Term Loan B Lender” means each of the Lenders indicated on Schedule 1.1C under the heading Term Loan B Lenders, and also means any assignee of such Lender pursuant to Section 11.5(c).

“Term Loans B Maturity Date” means December 1, 2012.

“Term B Notes” means, collectively, the promissory notes executed by each Borrower to the order of each Lender pursuant to Section 2.11(a) to evidence such Lender’s Term Loan B.

“USTL” means United States Test Laboratory, L.L.C., a Kansas limited liability company.

“USTL Acquisition” means the acquisition by Parent (or its designee) of the membership interests in USTL.

(c)           The following definitions are hereby deleted from Section 1.1 of the Agreement without replacement: “Amendment No. 5”; “Consolidated Total Liabilities to Consolidated Effective Tangible Net Worth Ratio”; “Current Liabilities”; “Debt Service Coverage Ratio”; “Dynamic Assets”; “Equipment”; “Equipment Facility B Loan Commitment”; Equipment Facility B Loan Commitment Percentage”; “Equipment Facility B Loan Lender”; “Equipment Facility B Loans”; “Equipment Facilities B Loans Conversion Date”; “Equipment Facility B Loans Maturity Date”; “Equipment Facility B Loans Notes”; “Equipment Fee”; “Equipment Loan Commitment”; Equipment Loan Commitment Percentage”; “Equipment Loan Lender”; “Equipment Loans”; “Equipment Loans Conversion Date”; “Equipment Loans Maturity Date”; “Equipment Loans Notes”; “Hoffman”; “Hoffman Employment Agreement”; “Hoffman Stock”; “Quick Ratio”; “Term Loan C Commitment”; “Term Loan C Commitment Percentage”; “Term Loan C Lender”; “Term Loans C Maturity Date”; “Term C Notes”; “Term Loan Commitment”; “Term Loan Commitment Percentage”; “Term Loan Lender”; “Term Loans Maturity Date”; and “Term Notes”.

3.3           Term Loans A. Section 2.2 of the Agreement is hereby amended in its entirety as follows:

2.2           Term Loans A.

(a)           Several Term Loans. Subject to the terms and conditions hereof, each Term Loan A Lender severally agrees to make a term loan (each a “Term Loan A” and collectively the “Term Loans A”) to Borrowers on the Amendment Date in an amount equal to each such Term Loan A Lender’s Term Loan A Commitment, the proceeds of which shall be used for the purposes allowed in Section 7.1(b). Each Term Loan A Lender shall make the amount of such Lender’s Term Loan A available to Agent in same day funds, not later than 9:00 a.m. (Pacific time), on the Amendment Date, or as soon as practicable thereafter. After Agent’s receipt of the proceeds of the Term Loans A, Agent shall disburse the Term Loans A as directed pursuant to written disbursement instructions provided by Borrowers.

(b)           Amortization. Borrowers shall pay twenty (20) quarterly principal reduction payments on the Term Loans A, each in the aggregate amount of $321,428.57. Each such payment shall be due and payable on the last day of each quarter commencing February 28, 2008 and continuing on the last day of each succeeding quarter. On the Term Loans A Maturity Date, the outstanding principal balance, and all accrued and unpaid interest under the Term Loans A shall be due and payable in full.

(c)           Prepayments. Borrowers may prepay the Term Loans A at any time, in whole or in part, without penalty or premium except as otherwise required by Section 2.7(a) with respect to repayments of LIBOR Lending Rate Portions and Section 2.16 with respect to prepayments of COF Lending Rate Loans. All principal amounts so repaid or prepaid may not be reborrowed. Borrowers shall give Agent at least two (2) LIBOR Business Days’ prior written notice of any prepayment of a LIBOR Lending Rate Portion, upon receipt of which, Agent shall promptly give notice to each Term Loan A Lender. Upon receipt of any such notice of a prepayment, Agent shall promptly notify each Term Loan A Lender thereof. Agent shall, promptly following its receipt of any payment or prepayment of the Term Loans A, distribute to each Term Loan A Lender its pro rata share (based upon the principal amounts outstanding) of all amounts received by Agent pursuant to this Section 2.2 for each such Term Loan A Lender’s respective account. All prepayments shall be applied toward scheduled principal reduction payments owing under this Section 2.2 in inverse order of maturity.

3.4           Term Loans B. Section 2.3 of the Agreement is hereby amended in its entirety as follows:

2.3	Term Loans B.

(a)           Several Term Loans B. Subject to the terms and conditions hereof, each Term Loan B Lender severally agrees to make a term loan (each a “Term Loan B” and collectively the “Term Loans B”) to Borrowers on the Amendment Date in an amount equal to each such Term Loan B Lender’s Term Loan B Commitment, the proceeds of which shall be used for the purposes allowed in Section 7.1(c). Each Term Loan B Lender shall make the amount of such Lender’s Term Loan B available to Agent in same day funds, not later than 9:00 a.m. (Pacific time), on the Amendment Date, or as soon as practicable thereafter. After Agent’s receipt of the proceeds of the Term Loans B, Agent shall disburse the Term Loans B as directed pursuant to written disbursement instructions provided by Borrowers.

(b)           Amortization. From the Amendment Date until the Interest Only End-Date, no principal payments shall be due on the outstanding Term Loans B; provided that Borrowers shall make interest payments thereon during such period in accordance with Section 2.4. Following the Interest Only End-Date, Borrowers shall pay quarterly principal reduction payments on the Term

Loans B in the amounts and for the periods set out in the below table. Each such payment shall be due and payable on the last day of each quarter commencing February 28, 2009 and continuing on the last day of each succeeding quarter. On the Term Loans B Maturity Date, the outstanding principal balance, and all accrued and unpaid interest under the Term Loans B shall be due and payable in full.

Periods	Amounts

Years 2-5 of the Term of Term Loan B	Quarterly Principal Payment

2/28/09 - 11/30/09	$158,125

2/28/10 - 11/30/10	$316,250

2/28/11 - 11/30/11	$474,375

2/29/12 - 11/30/12	$474,375

(c)           Prepayments. Borrowers may prepay the Term Loans B at any time, in whole or in part, without penalty or premium except as otherwise required by Section 2.7(a) with respect to repayments of LIBOR Lending Rate Portions. All principal amounts so repaid or prepaid may not be reborrowed. Borrowers shall give Agent at least two (2) LIBOR Business Days’ prior written notice of any prepayment of a LIBOR Lending Rate Portion, upon receipt of which, Agent shall promptly give notice to each Term Loan B Lender. Upon receipt of any such notice of a prepayment, Agent shall promptly notify each Term Loan B Lender thereof. Agent shall, promptly following its receipt of any payment or prepayment of the Term Loans B, distribute to each Term Loan B Lender its pro rata share (based upon the principal amounts outstanding) of all amounts received by Agent pursuant to this Section 2.3 for each such Term Loan B Lender’s respective account. All prepayments shall be applied toward scheduled principal reductions payments owing under this Section 2.3 in inverse order of maturity.

3.5           Interest Rates. Section 2.4(a) of the Agreement is hereby amended in its entirety as follows:

(a)           Interest Rate Options.

(i)           Revolving Loans. Subject to the terms and conditions hereof, all Revolving Loans, or portions thereof, may be outstanding as either Prime Lending Rate Portions or LIBOR Lending Rate Portions, by designating, in accordance with Sections 2.5(b) and 2.6(b), either the Prime Lending Rate or the LIBOR Lending Rate to apply to all or any portion of the unpaid principal balance of the Revolving Loans; provided, however, there shall be no more than three (3) LIBOR Lending Rate Portions of Revolving Loans outstanding at any time. LIBOR Lending Rate Portions shall be in minimum amounts each of 1,000,000.

(ii)         Term Loans A. Subject to the terms and conditions hereof, the Term Loans A, or portions thereof, may be outstanding as either Prime Lending Rate Portions or LIBOR Lending Rate Portions, by designating, in accordance with Sections 2.5(b) and 2.6(b), either the Prime Lending Rate, or the LIBOR Lending Rate to apply to all or any portion of the unpaid principal balance of the Term Loans A; provided, however, there shall be no more than three (3) LIBOR Lending Rate Portions of the Term Loans A outstanding at any time. LIBOR Lending Rate Portions of the Term Loans A shall be in minimum amounts each of $1,000,000; provided, further, as soon as possible, but in no event more than ninety (90) days following the Amendment Date, Borrowers shall have the option upon three (3) Business Days’ prior written notice to Agent, to either (1) convert one-half of the outstanding balance of the Term Loans A (i.e., the Fixed Rate Portion of the Term Loans A) to COF Lending Rate Loans or (2) enter into an interest rate swap agreement in form and substance satisfactory to the Term Loan A Lenders with respect to the Fixed Rate Portion of the Term Loans A. If Borrowers fail to exercise such option, the Term Loans A shall continue to be outstanding as either Prime Lending Rate Portions or LIBOR Lending Rate Portions in accordance with this clause (ii). Once the Fixed Rate Portion of the Term Loans A has been converted to the COF Lending Rate Loans pursuant to this clause (ii), such COF Lending Rate Loans may not be converted back to Prime Lending Rate Portions or LIBOR Lending Rate Portions.

(iii)        Term Loans B. Subject to the terms and conditions hereof, the Term Loans B, or portions thereof, may be outstanding as either Prime Lending Rate Portions or LIBOR Lending Rate Portions, by designating, in accordance with Sections 2.5(b) and 2.6(b), either the Prime Lending Rate, or the LIBOR Lending Rate to apply to all or any portion of the unpaid principal balance of the Term Loans B; provided, however, there shall be no more than three (3) LIBOR Lending Rate Portions of Term Loans B outstanding at any time. LIBOR Lending Rate Portions of Term Loans B shall be in minimum amounts each of $1,000,000.

3.6           Notice of Borrowing Requirements. Section 2.5(b) of the Agreement is hereby amended in its entirety as follows:

(b)           Each Borrowing shall be made upon telephonic notice given by a Responsible Officer of Borrowers, followed by a Notice of Borrowing, given by facsimile or personal service, delivered to Agent at the address set forth in the Notice of Borrowing. If for a Prime Lending Rate Portion, Agent shall be given such notice no later than 11:00 a.m., Pacific time, one (1) Business Day prior to the day on which such Borrowing is to be made, and, if for a LIBOR Lending Rate Portion, Agent shall be given notice no later than 9:00 a.m., Pacific time, three (3) LIBOR Business Days prior to the day on which such Borrowing is to be made, and such notice shall state the amount and purpose thereof (subject to the provisions of Section 2.1). Upon receipt of any Notice of Borrowing from

Borrowers, (x) Agent shall promptly notify each Revolving Loan Lender thereof, (y) each Revolving Loan Lender will make the amount of its pro rata share of each Borrowing available to Agent for the account of Borrowers at Agent’s Lending Office for such Loans prior to 10:00 a.m., Pacific time, on the date requested by Borrowers in funds immediately available to Agent and (z) such Borrowing will then be made available to Borrowers by Agent crediting the account of Borrowers on the books of such Lending Office with the aggregate of the amounts made available to Agent by Revolving Loan Lenders, and in like funds as received by the Agent.

3.7           Conversion or Continuation Requirements. Section 2.6(a) of the Agreement is hereby amended in its entirety as follows:

(a)           Parent shall have the option to: (i) convert, at any time, all or any portion of any of the outstanding Loans, subject to the requirements of Section 2.4(a), from a portion bearing interest at one of the interest rate options available pursuant to Section 2.4(a) to another; or (ii) upon the expiration of any Interest Period applicable to a LIBOR Lending Rate Portion, to continue all or any portion of such LIBOR Lending Rate Portion as a LIBOR Lending Rate Portion with the succeeding Interest Period(s) of such continued LIBOR Lending Rate Portion commencing on the expiration date of the Interest Period previously applicable thereto; provided, however, that a LIBOR Lending Rate Portion may only be converted to a Prime Lending Rate Portion or continued as a LIBOR Lending Rate Portion on the expiration date of the Interest Period applicable thereto; provided further, however, that no outstanding Loan, or portion thereof, may be continued as, or be converted into, a LIBOR Lending Rate Portion in the event that, on the earlier of the date of the delivery of the Notice of Conversion or Continuation or the telephonic notice in respect thereof, any Event of Default or Unmatured Event of Default has occurred and is continuing; provided further, however, that if Parent fails to deliver the appropriate Notice of Conversion or Continuation or the telephonic notice in respect thereof pursuant to the required notice period before the expiration of the Interest Period of a LIBOR Lending Rate Portion, such LIBOR Lending Rate Portion shall automatically be converted to a Prime Lending Rate Portion; provided further, however, that no outstanding portion of a Loan may be continued as, or be converted into, a LIBOR Lending Rate Portion in the event that, after giving effect to any such conversion or continuation, there would be more than nine (9) LIBOR Lending Rate Portions outstanding. If Borrowers elect to convert the Fixed Rate Portion of the Term Loans A to the COF Lending Rate Loans pursuant to Section 2.4(a)(ii), such COF Lending Rate Loans may not be converted back into Prime Lending Rate Portions or LIBOR Lending Rate Portions.

3.8           Notes. Sections 2.11(a) and (b) of the Agreement are hereby amended in its entirety as follows:

(a)           Borrowers agree that, upon the request to Agent by any Lender if and to the extent that such Lender has a Commitment as of the date of such request, or in connection with any assignment pursuant to Section 11.5(c), to evidence such Lender’s Loans, Borrowers will execute and deliver to such Lender a Revolving Note, Term A Note and/or Term B Note, as applicable, substantially in the forms of Exhibit 2.11(a), with appropriate insertions as to payee, date and principal amount (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note” and, collectively, the “Notes”), payable to the order of such Lender and in a principal amount equal to such Lender’s Revolving Credit Commitment, Term Loan A Commitment and/or Term Loan B Commitment, as applicable. Each Note shall (x) be dated the date the applicable Commitment became effective, (y) be payable as provided herein and (z) provide for the payment of interest in accordance with Section 2.4.

(b)           The Revolving Loans and Borrowers’ obligation to repay the same shall be evidenced by the Revolving Notes, this Agreement and the books and records of Agent and the Revolving Loan Lenders. The Term Loans A and Borrowers’ obligation to repay the same shall be evidenced by the Term A Notes, this Agreement and the books and records of Agent and the Term Loan A Lenders. The Term Loans B and Borrowers’ obligation to repay the same shall be evidenced by the Term B Notes, this Agreement and the books and records of Agent and the Term Loan B Lenders. Agent shall maintain the Register pursuant to Section 10.13, and a sub-account therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, whether each such Loan is a LIBOR Lending Rate Portion, a Prime Lending Rate Portion or the COF Lending Rate Loans, and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrowers to each Lender hereunder and (iii) both the amount of any sum received by Agent hereunder from Borrowers and each Lender’s share thereof; provided, however, any failure by Agent to maintain the Register or any such sub-account with respect to any Loan or continuation, conversion or payment thereof shall not limit or otherwise affect Borrowers’ obligations hereunder or under the Notes.

3.9           Mandatory Principal Reductions. Section 2.14 of the Agreement is hereby amended in its entirety as follows:

2.14          Mandatory Principal Reductions.

(a)           Asset Sales. Each Borrower shall pay to Agent for the account of the Lenders, on the first Business Day following such Borrower’s receipt thereof, one hundred percent (100%) of the Net Cash Proceeds derived from each and all of its Asset Sales other than Permitted Real Estate Sales; provided that so long as no Event of Default has occurred and is continuing, Borrowers shall be permitted to retain the Net Cash Proceeds derived from (i) the Permitted Asset Sales, and (ii) any other Asset Sales, other than the Permitted Real Estate Sales, not to exceed $300,000 in any transaction or series of transactions or $500,000 in the aggregate in any fiscal year of Parent; provided, however, in accordance with Section 7.7, Borrowers shall not conduct or consummate any Asset Sales unless and until the prior written consent of Agent and the Majority Lenders has been obtained, or unless such Asset Sale is otherwise permitted by Section 7.7. Agent shall apply such Net Cash Proceeds FIRST toward accrued and unpaid Expenses, SECOND toward accrued and unpaid interest on the Loans, THIRD toward the remaining scheduled principal reduction payments on the Term Loans A required by Section 2.2 and the Term Loans B required by Section 2.3, on a pro rata basis, in inverse order of their maturity, and FOURTH, toward outstanding Revolving Loans. In the event that any payments are applied toward outstanding Revolving Loans pursuant to this Section, the Revolving Credit Commitments shall be permanently reduced by the amount of such payments.

(b)           Issuance of Subordinate Debt and/or Capital Stock. Borrowers shall also pay to Agent for the account of the Lenders one hundred percent (100%) of the net proceeds from the issuance of any subordinate Debt or fifty percent (50%) of the net proceeds from the issuance of Capital Stock of Parent (other than Capital Stock issued in connection a Permitted Acquisition) concurrent with any such issuance; provided that so long as no Event of Default has occurred and is continuing, Parent shall be entitled to retain the proceeds from the exercise of employee stock options not to exceed $1,000,000 in the aggregate in any fiscal year; provided further that Parent shall not issue any subordinate Debt without the prior written consent of Agent and the Majority Lenders and execution and delivery of a subordination agreement with respect thereto, in form and substance satisfactory to Agent and the Majority Lenders in their sole and absolute discretion. Agent shall apply such payment of proceeds FIRST toward accrued and unpaid Expenses, SECOND toward accrued and unpaid interest on the Loans, THIRD toward the remaining scheduled principal reduction payments on the Term Loans A required by Section 2.2 and the Term Loans B required by Section 2.3, on a pro rata basis, in inverse order of their maturity, and FOURTH, toward outstanding Revolving Loans. In the event that any payments are applied toward outstanding Revolving Loans pursuant to this Section, the Revolving Credit Commitments shall be permanently reduced by the amount of such payments.

(c)           Excess Cash Flow. Borrowers shall also pay to Agent for the account of the Lenders fifty percent (50%) of the Excess Cash Flow earned during each and every fiscal year of Parent. Such payment of Excess Cash Flow shall (i) be in addition to any scheduled principal payments, or optional prepayments, and (ii) be paid within ten (10) Business Days after Parent’s delivery of its annual Financial Statements pursuant to Section 6.3(e) (commencing with the financial statements for the year ending January 31, 2009), and shall be based upon the Excess Cash Flow disclosed in such Financial Statements. Agent shall apply such payment of Excess Cash Flow toward the remaining scheduled principal reduction payments on the Term Loans B required by Section 2.3 in inverse order of their maturity.

(d)           Boxborough Real Estate Sale. Borrowers shall pay to Agent for the account of the Lenders, on the first Business Day following Borrowers’ receipt thereof, one hundred percent (100%) of the Boxborough Real Estate Sale Proceeds. Agent shall apply such proceeds FIRST toward accrued and unpaid Expenses, SECOND toward accrued and unpaid interest on the Loans, and THIRD, toward the remaining scheduled principal reduction payments on the Term Loans A required by Section 2.2 in inverse order of their maturity.

(e)           118 Acre Parcel Sale. Borrowers shall pay to Agent for the account of the Lenders, on the first Business Day following Borrowers’ receipt thereof, one hundred percent (100%) of the 118 Acre Parcel Sale Proceeds. Agent shall apply such proceeds FIRST toward accrued and unpaid Expenses, SECOND toward accrued and unpaid interest on the Loans, and THIRD, toward the remaining scheduled principal reduction payments on the Term Loans B required by Section 2.3 in inverse order of their maturity.

3.10          Facility Fee. Section 2.15(c) of the Agreement is hereby amended in its entirety as follows:

(c)           Borrowers shall pay to Agent for the ratable account of the Lenders an annual facility fee (the “Facility Fee”) in an amount equal to the result of (i) the sum of each Lender’s Revolving Credit Commitment as in effect on November 30 of each year multiplied by (ii) one quarter of one percent (0.25%); provided, however, if the Revolving Loans Maturity Date shall occur within 12 months after November 30 of any year, then Borrowers shall pay a Facility Fee in an amount equal to the result of (i) the sum of each Lender’s Revolving Credit Commitment as in effect on November 30 of such year multiplied by (ii) one quarter of one percent (0.25%) multiplied by the result of (x) the number of months (or fractions thereof) from November 30 of such year through and including the Revolving Loans Maturity Date divided by (y) 12. The Facility Fee shall be fully earned and non-refundable, and shall be due and payable on November 30 of each year.

3.11          Equipment Fee. Section 2.15(e) of the Agreement is hereby deleted in its entirety without replacement.

3.12          COF Lending Rate Loans. Section 2.16 of the Agreement is hereby amended in its entirety as follows:

2.16	Prepayments of COF Lending Rate Loans.

(a)           Agent and the Term Loan A Lenders are not under any obligation to accept any prepayment of the COF Lending Rate Loans except as described below or as required under applicable law. Borrowers may prepay the COF Lending Rate Loans in increments of Five Hundred Dollars ($500.00) prior to the Term Loans A Maturity Date as long as (i) Agent is provided written notice of such prepayment at least five (5) Business Days prior to the Prepayment Date;

and (ii) Borrowers pay the Prepayment Amount on the Prepayment Date. The notice of prepayment shall contain the Prepayment Date.

(b)           The Prepayment Amount shall be due and payable on the Prepayment Date, and Borrowers shall pay to Agent, for the account of the Term Loan A Lenders, as applicable, in addition to any other amount that may then be due hereunder, the Prepayment Amount on the Prepayment Date. Agent, in its sole discretion, may accept any prepayment of the COF Lending Rate Loans even if not required to do so hereunder and may deduct from the amount to be applied against the COF Lending Rate Loans any other amounts required to be paid as part of the Prepayment Amount. Agent’s determination of the Prepayment Amount will be conclusive, absent manifest error. If requested in writing by Borrowers, Agent will provide Borrowers a written statement specifying the Prepayment Amount.

(c)           BY INITIALING BELOW, BORROWERS ACKNOWLEDGE(S) AND AGREE(S) THAT: (A) THERE IS NO RIGHT TO PREPAY THE COF LENDING RATE LOANS, IN WHOLE OR IN PART, WITHOUT PAYING THE PREPAYMENT AMOUNT, EXCEPT AS OTHERWISE REQUIRED UNDER APPLICABLE LAW; (B) BORROWERS SHALL BE LIABLE FOR PAYMENT OF THE PREPAYMENT AMOUNT IF AGENT AND LENDERS EXERCISE THEIR RIGHT TO ACCELERATE PAYMENT OF THE OBLIGATIONS, INCLUDING WITHOUT LIMIT, ACCELERATION UNDER A DUE-ON-SALE PROVISION; (C) BORROWERS WAIVE ANY RIGHTS UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE, OR ANY SUCCESSOR STATUTE; AND (D) AGENT AND LENDERS HAVE MADE THE LOANS EVIDENCED BY THIS AGREEMENT AND THE NOTES IN RELIANCE ON THESE AGREEMENTS.

/s/ LB
BORROWERS’ INITIALS

3.13          Financial Statements. Section 6.3(a) of the Agreement is hereby amended in its entirety as follows:

(a)           as soon as available but not later than forty-five (45) days after the end of each quarter (provided that the following with respect to the month of January shall be due not later than April 30 of the applicable year), (i) a detailed summary of Borrowers’ accounts receivable, and (ii) a Compliance Certificate from the Chief Financial Officer of Parent, stating, among other things, that he or she has reviewed the provisions of this Agreement and the Loan Documents and that, to the best of his or her knowledge after due and diligent inquiry there exists no Event of Default or Unmatured Event of Default, and containing the calculations and other details necessary to demonstrate compliance with Sections 7.12 and 7.15 (as applicable);

3.14          Vacant Saugus Parcel. Section 6.16 is hereby added to the Agreement as follows:

6.16         Saugus Real Estate. As soon as possible, but in no event more than one hundred eighty (180) days following the Amendment Date, Borrowers shall either (a) cause the Saugus Real Estate to be subdivided such that the 118 acres as more particularly described on Exhibit 6.16 attached hereto (the “118 Acre Parcel”) is separate and can be insured by a separate policy of title insurance from the 25 acres contiguous to the 118 Acre Parcel and located at 20970 Center Pointe Parkway, Saugus, California 91350 (the “25 Acre Parcel”); or (b) deliver to Agent a Phase II Environmental Site Assessment report with respect to the 25 Acre Parcel in form and substance (including conclusions as to the lack of hazardous waste and other environmental problems) satisfactory to Agent, in its sole and unrestricted discretion. If and when the Saugus Real Estate is subdivided into the 118 Acre Parcel and the 25 Acre Parcel, Agent may, in its sole and unrestricted discretion, require that (i) the Deed of Trust (as defined below), as modified by the First Amendment (as defined below), be further modified such that the Deed of Trust shall be recorded against each of the 118 Acre Parcel and the 25 Acre Parcel, with the correct applicable legal description attached to each modification of the Deed of Trust, and (ii) the title policy for the Saugus Real Estate, issued pursuant to Section 4(p)(iv) of Amendment No. 9, be split into two (2) ALTA Extended Coverage Loan title policies (Form 2006), one of which covers the 118 Acre Parcel, and the other of which covers the 25 Acre Parcel, each in an amount and containing such endorsements as Agent may request, in its sole and unrestricted discretion.

3.15           Use of Funds. Section 7.1 of the Agreement is hereby amended in its entirety as follows:

(a)           Use any proceeds of the Revolving Loans for any purpose other than for working capital;

(b)           Use any proceeds of the Term Loans A for any purpose other than to refinance the Pre-Existing Term Debt, payment of closing costs in connection with the USTL Acquisition, or for working capital purposes;

(c)           Use any proceeds of the Term Loans B for any purpose other than to fund the purchase price paid by Parent in connection with the USTL Acquisition; or

(d)           Use any portion of the proceeds of the Loans in any manner which might cause the Loans, the application of the proceeds thereof, or the transactions contemplated by this Agreement to violate Regulation T, U, or X of the Board of Governors of the Federal Reserve System, or any other regulation of such board, or to violate the Securities and Exchange Act of 1934, as amended or supplemented.

3.16         Asset Sales. Section 7.7 of the Agreement is hereby amended in its entirety as follows:

7.7           Asset Sales. Conduct any Asset Sale, or permit any Subsidiary (other than an Excluded Subsidiary) to do so, other than (i) dispositions of obsolete, worn or nonfunctional equipment (ii) sales of inventory in the ordinary course of business, (iii) any Asset Sale or series of related Asset Sales that generate Net Cash Proceeds of less than Five Hundred Thousand Dollars ($500,000), (iv) the Permitted Asset Sales, and (v) the Permitted Real Estate Sales.

3.17         Capital Expenditures. Section 7.12 of the Agreement is hereby amended in its entirety as follows:

7.12         Capital Expenditures. Make, or permit any Subsidiary (other than an Excluded Subsidiary) to make, any Capital Expenditures, or any commitments therefor, in excess of (a) $5,500,000 in the aggregate, on a consolidated basis, for fiscal year ending January 31, 2008, (b) $6,500,000 in the aggregate, on a consolidated basis, for fiscal year ending January 31, 2009, and (c) $7,000,000 in the aggregate, on a consolidated basis, for fiscal year ending January 31, 2010 and each fiscal year ending thereafter; provided, that, if Agent and Lenders shall consent to an acquisition of all or substantially all of the Assets or the business of any other Person (a “Permitted Acquisition”), the fixed assets acquired by Borrowers from such Permitted Acquisition shall be excluded from the calculation of Capital Expenditures for the purposes hereof; provided, further, that Agent and Lender are under no obligation to consent to any such acquisition and Borrowers acknowledge and agree that such consent may be withheld in Agent and Lenders sole and absolute discretion. Without in any way limiting or qualifying the foregoing, any such consent to a Permitted Acquisition by Agent and Lenders shall be based, in part, on Borrowers’ agreement to revise the Capital Expenditures covenant giving effect to such Permitted Acquisition and otherwise in form and substance satisfactory to Agent and Lenders in their sole and absolute discretion.

3.18         Financial Condition. Section 7.15 of the Agreement is hereby amended in its entirety as follows:

7.15         Financial Condition. Permit or suffer:

(a)           the Consolidated Effective Tangible Net Worth, measured as of the end of each fiscal quarter, at any time to be less than $15,000,000 plus the sum of (i) an amount equal to twenty-five percent (25%) of the Consolidated Adjusted Net Income for each fiscal year, commencing with the fiscal year ending January 31, 2008 (but in no event less than zero with respect to any fiscal year), and (ii) an amount equal to seventy-five percent (75%) of the net proceeds of any sale of Real Property Collateral.

(b)           the ratio of Funded Debt to Consolidated EBITDA, on a trailing four fiscal quarter basis, measured as of the end of each fiscal quarter, at any time to exceed the ratio indicated in the table below opposite the applicable period:

January 31, 2008 – October 31, 2008	3.00:1.00
January 31, 2009 and thereafter	2.75:1.00

(c)           the Fixed Charge Coverage Ratio, measured as of the end of each fiscal quarter, at any time to be less than 1.25:1.00.

3.19           Remedies. Clause (i) of Section 8.2 of the Agreement is hereby amended in its entirety as follows:

(i) with the consent of the Majority Lenders, Agent may or upon the request of the Majority Lenders, Agent shall, without notice of its election and without demand, immediately terminate the Revolving Credit Commitments, whereupon Lenders’ obligation to make Loans to Borrowers and Issuing Lender’s obligation to issue Letters of Credit shall immediately cease;

3.20         Replacement of Affected Lenders. The first paragraph of Section 10.16 of the Agreement is amended as follows:

10.16       Replacement of Affected Lenders. If any Lender (other than Agent) (x) is owed a material amount of increased costs under Section 2.7 or ceases to be obligated to make LIBOR Lending Rate Loans as a result of the operation of Sections 2.8 or 2.9, (y) refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved pursuant to Section 11.4 by the Majority Lenders, the Revolving Loan Lenders the Revolving Credit Commitment Percentage of which aggregate more than 66.67%, the Term Loan A Lenders the Term Loan A Commitment Percentage of which aggregate more than 66.67%, or the Term Loan B Lenders the Term Loan B Commitment Percentage of which aggregate more than 66.67%, as applicable; or (z) is in default of its obligations hereunder, then Agent shall have the right, but not the obligation, to replace such Lender (the “Replaced Lender”) with one or more Eligible Assignees (collectively, the “Replacement Lender”) provided, that:

3.21         Expenses. Clause (iv) of Section 11.3(c) of the Agreement is hereby amended in its entirety as follows:

(iv) all losses and expenses which any Indemnified Person sustains or incurs as a result of (x) any prepayment of the COF Lending Rate Loans prior to the Term Loans A Maturity Date, for any reason, including termination of this Agreement or pursuant to Section 8.2, or (y) any failure by Borrowers, for any reason, to borrow any LIBOR Lending Rate Portion in accordance with the terms hereof.

3.22         Amendments and Waivers. Sections 11.4 (iv) and (v) of the Agreement are hereby amended in their entirety as follows:

(iv)           amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Term Loans A or the application of such prepayment amounts to the respective installments of principal under the respective Term Loans A without the written consent of the Term Loan A Lenders the Term Loan A Commitment Percentages of which aggregate more than 66.67%; or amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Revolving Loans or the application of such prepayment amounts to the respective installments of principal under the respective Revolving Loans without the written consent of the Revolving Loan Lenders the Revolving Loan Commitment Percentages of which aggregate more than 66.67%; or amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Term Loans B or the application of such prepayment amounts to the respective installments of principal under the respective Term Loans B without the written consent of the Term Loan B Lenders the Term Loan B Commitment Percentages of which aggregate more than 66.67%; or

(v)           subject to clause (i) of this Section 11.4 as it relates to reducing the amount or extending the scheduled date of maturity of any Loan or any installment thereof, amend, modify or waive any provision of (x) Section 2.1 or Section 2.11 (to the extent it relates to Revolving Loans) without the written consent of Revolving Loan Lenders the Revolving Loan Commitment Percentages of which aggregate more than 66.67%; or (y) Section 2.2 or Section 2.11 (to the extent it relates to the Term Loans A) without the written consent of Term Loan A Lenders the Term Loan A Commitment Percentages of which aggregate more than 66.67%; or (z) Section 2.3 or Section 2.11 (to the extent it relates to the Term Loans B) without the written consent of Term Loan B Lenders the Term Loan B Commitment Percentages of which aggregate more than 66.67%; or

3.23         Amendment to Schedule 1.1C. Schedule 1.1C of the Agreement is hereby replaced with the Schedule 1.1C attached hereto.

3.24         Amendment to Exhibit 2.11(a). Exhibit 2.11(a) to the Agreement is hereby appended with the forms of Term A Note and Term B Note set forth on the Exhibit 2.11(a) attached hereto.

3.25         Amendment to Schedule 5.9. Schedule 5.9 (Subsidiaries) of the Agreement is hereby replaced with the Schedule 5.9 attached hereto.

3.26         Schedule 6.16. Schedule 6.16 (Legal Description of 118 Acre Parcel) attached hereto is hereby added to the Agreement in proper numerical order.

4.             Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

(a)           Agent shall have received this Amendment, duly executed by Borrowers and all Lenders;

(b)           Agent shall have received the Term A Notes payable to each Lender in the amount of such Lender’s respective Term Loan A Commitment, duly executed by Borrowers;

(c)           Agent shall have received the Term B Notes payable to each Lender in the amount of such Lender’s respective Term Loan B Commitment, duly executed by Borrowers;

(d)           Lenders shall have received and reviewed the audited financial statements of USTL dated December 31, 2006 and October 31, 2007.

(e)           Lenders shall have reviewed to their satisfaction the Interests Purchase Agreement and related documents and agreements in connection with the USTL Acquisition, and shall have received an executed collateral assignment of Parent’s rights arising under such Interests Purchase Agreement, in form and substance satisfactory to Agent;

(f)           Agent shall have received evidence that the closing, consummation and satisfaction of all conditions precedent in connection with the USTL Acquisition have been made in accordance with the terms of the Interests Purchase Agreement and all applicable laws, rules and regulations, and confirmation that the assets of USTL are free and clear of all claims and rights of third Persons, other than Permitted Liens;

(g)           Agent shall have received executed settlement and release agreements, with disbursement instructions, relating to the payoff of (i) GE Capital with respect to its existing real estate loan to Borrowers, and (ii) the sellers (and any debt of USTL that is to be paid at closing in accordance with the Interests Purchase Agreement) in connection with the USTL Acquisition, together with such releases and UCC-3 termination statements with respect to such payoff, in form and substance satisfactory to Agent;

(h)           Agent shall have received an Addendum to Revolving Credit Agreement and an Addendum to Security Agreement, duly executed by USTL, together with all Schedules thereto, in form and substance satisfactory to Agent and Lenders;

(i)           Agent shall have received an updated draft of Schedule 1 to the Parent’s Stock Pledge Agreement listing 65% of the shares of outstanding common stock of AETL Testing, Inc., together with the original stock certificate representing such ownership interest, a blank stock power duly executed by Parent and a Control Agreement duly executed by AETL Testing, Inc. in connection therewith;

(j)           Agent shall have received a Limited Liability Company Membership Interest Pledge Agreement, duly executed by NTS, with respect to one hundred percent (100%) of the issued and outstanding membership interests of USTL;

(k)           Agent shall have received, for the pro rata account of Lenders, all Expenses owing on the Amendment Date;

(l)           No Material Adverse Effect shall have occurred and be continuing, as determined by Lenders in their reasonable discretion;

(m)           No Event of Default or Unmatured Event of Default shall have occurred and be continuing; and

(n)           All of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of an earlier date).

(o)           With respect to USTL:

(i)           receipt by Agent of a Certificate of the Class A member of USTL, dated as of the Amendment Date, certifying (1) the incumbency and signatures of the Responsible Officers of USTL who are executing this Agreement and the Loan Documents on behalf of USTL; (2) the Operating Agreement of USTL and all amendments thereto as being true and correct and in full force and effect; and (3) the resolutions of the Class A member of USTL as being true and correct and in full force and effect, authorizing the execution and delivery of this Agreement and the Loan Documents, and authorizing the transactions contemplated hereunder and thereunder, and authorizing the Responsible Officers of USTL to execute the same on behalf of USTL;

(ii)           receipt by Agent of USTL’s Articles of Organization and all amendments thereto, certified by the Secretary of State of its state of organization and dated a recent date prior to the Amendment Date;

(iii)           receipt by Agent of a certificate of status and good standing for USTL, dated a recent date prior to the Amendment Date, showing that USTL is in good standing under the laws of the state of its organization;

(iv)           receipt by Agent of a certificate signed by the Class A member of USTL, dated as of the Amendment Date, certifying that (1) both immediately before and immediately after giving effect to the transactions contemplated by this Agreement and the Loan Documents, USTL is and will be Solvent; (2) to the best of its knowledge after due and diligent inquiry, the representations and warranties of USTL contained in this Agreement and the Loan Documents are true and correct in all material respects, and (3) to the best of its knowledge after due and diligent inquiry, both immediately before and immediately after giving effect to the transactions contemplated by this Agreement and the Loan Documents, no Event of Default is continuing or shall result therefrom;

(v)           receipt by Agent of Uniform Commercial Code and other public record searches with respect to USTL, in each case reasonably satisfactory to Agent; and

(vi)           receipt by Agent of copies of insurance binders or insurance certificates for USTL;

(p)           With respect to the Saugus Real Estate:

(i)            ETCR shall have executed, acknowledged and recorded in the Official Records of Los Angeles County, California Recorder’s Office (the “Official Records”) a Correction Grant Deed, in the form prepared and delivered by Agent to ETCR, which Correction Grant Deed changes the name in which the Saugus Real Estate is held from Ersland Training Center Corporation, a California corporation, to ETCR, INC., a California corporation formerly known as Ersland Training Center Corporation also known as E.T.C.R., Inc., a California corporation

(ii)            ETCR shall have executed, acknowledged and delivered to Agent a First Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the “First Amendment”), in the form prepared and delivered by Agent to ETCR, which First Amendment shall amend the terms of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated November 21, 2001, executed by ETCR, as trustor, to Chicago Title Insurance Company, as trustee, for the benefit of Agent, which was recorded on November 27, 2001 as Instrument No. 01-2242850 in the Official Records (the “Deed of Trust”);

(iii)           ETCR shall have executed and delivered to Agent an Environmental Indemnity Agreement, in the form prepared and delivered by Agent to ETCR; and

(iv)           ETCR shall, at its sole cost and expense, cause a title company satisfactory to Agent, in its sole and unrestricted discretion, to issue an ALTA Extended Coverage Loan Policy (Form 2006) insuring the Deed of Trust (as amended by the First Amendment) in favor of Agent and in such amount and including such endorsements as requested by Agent, in its sole and unrestricted discretion, and containing only such exceptions that are acceptable to Agent, in its sole and unrestricted discretion;

(q)           With respect to the Boxborough Real Estate:

(i)             ETCR shall have executed, acknowledged and delivered to Agent a Mortgage with Power of Sale, Assignment of Rents, Security Agreement and Fixture Filing (the “Mortgage”), in the form prepared and delivered by Agent to ETCR;

(ii)            ETCR shall have executed, acknowledged and delivered, and caused the tenant of the Boxborough Real Estate to execute, acknowledge and deliver, to Agent a Subordination of Lease, in the form prepared and delivered by Agent to ETCR; and

(iii)           ETCR shall, at its sole cost and expense, cause a title company satisfactory to Agent, in its sole and unrestricted discretion, to issue an ALTA Extended Coverage Loan Policy (Form 2006) insuring the Mortgage in favor of Agent and in such amount and including such endorsements as requested by Agent, in its sole and unrestricted discretion, and containing only such exceptions that are acceptable to Agent, in its sole and unrestricted discretion; and

(r)            receipt by Agent of such other documents, instruments and agreements as Agent may reasonably request in connection with the transactions contemplated hereunder or to perfect or protect the liens and security interests granted to Agent for the ratable benefit of Lenders in connection herewith;

5.             Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders that:

(a)           No Event of Default or Unmatured Event of Default is continuing;

(b)           All of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all material respects (except for representations and warranties which are expressly stated to be true and correct as of an earlier date); and

(c)           This Amendment has been duly executed and delivered by Borrowers, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of Borrowers, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

6.             Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7.             Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

8.             Reaffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in full force and effect.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

NATIONAL TECHNICAL SYSTEMS, INC.

By:	/s/ Lloyd Blonder
Lloyd Blonder, Senior Vice President, Finance, Treasurer and Assistant Secretary

NTS TECHNICAL SYSTEMS dba NATIONAL TECHNICAL SYSTEMS

By:	/s/ Lloyd Blonder
Lloyd Blonder, Senior Vice President, Finance, Treasurer and Assistant Secretary

XXCAL, INC.

By:	/s/ Lloyd Blonder
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary

APPROVED ENGINEERING TEST LABORATORIES, INC.

By:	/s/ Lloyd Blonder
Lloyd Blonder, Vice President, Treasurer
and Assistant Secretary

ETCR, INC.

By:	/s/ Lloyd Blonder
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary

Amendment Number Nine to Revolving Credit Agreement

S-1

ACTON ENVIRONMENTAL TESTING CORPORATION

By:	/s/ Lloyd Blonder
Lloyd Blonder, Vice President, Treasurer
and Assistant Clerk

PHASE SEVEN LABORATORIES, INC.

By:	/s/ Lloyd Blonder
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary

UNITED STATES TEST LABORATORY, L.L.C., a Kansas limited liability company

By:	NTS TECHNICAL SYSTEMS dba NATIONAL TECHNICAL SYSTEMS, a California corporation

Its:	Class A Member

By:	/s/ Lloyd Blonder
Lloyd Blonder, Senior Vice President,
Finance, Treasurer and Assistant Secretary

COMERICA BANK, in its capacities as Agent, Issuing Lender and a Lender

By:	/s/ Vahe S. Medzoyan
Vahe S. Medzoyan, Vice President

FIRST BANK, in its capacity as a Lender

By:	/s/ Blake Seaton
Name:	Blake Seaton
Title:	Vice President

Amendment Number Nine to Revolving Credit Agreement

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Schedule 1.1C
Schedule of Commitments

Revolving Loan Lender	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Comerica First Bank	$ 9,900,000 $ 6,600,000	60% 40%
Term Loan A Lender	Term Loan A Commitment	Term Loan Commitment Percentage
Comerica First Bank	$ 5,400,000 $ 3,600,000	60% 40%
Term Loan B Lender	Term Loan B Commitment	Term Loan C Commitment Percentage
Comerica First Bank	$ 7,590,000 $ 5,060,000	60% 40%

Exhibit 2.11(a)
Form of Term A Note and Term B Note

SECURED TERM LOAN A PROMISSORY NOTE

Los Angeles, California
$___________	_______________, 20____

This Secured Term Loan A Promissory Note (this “Note”) is being delivered pursuant to that certain Revolving Credit Agreement, dated as of November 21, 2001, as amended, by and among Makers (as defined below), the financial institutions from time to time parties thereto as the Lenders, and Comerica Bank, as contractual representative for itself and the Lenders (as the same may be at any time heretofore or hereafter amended, supplemented, or otherwise modified or restated, the “Agreement”). Initially capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

1.             FOR VALUE RECEIVED, NATIONAL TECHNICAL SYSTEMS, INC., a California corporation, NTS TECHNICAL SYSTEMS, a California corporation, dba National Technical Systems, XXCAL, INC., a California corporation, APPROVED ENGINEERING TEST LABORATORIES, INC., a California corporation, ETCR, INC., a California corporation, PHASE SEVEN LABORATORIES, INC., a California corporation, UNITED STATES TEST LABORATORY, L.L.C., a Kansas limited liability company, and ACTON ENVIRONMENTAL TESTING CORPORATION, a Massachusetts corporation (collectively, “Makers”), jointly and severally promise to pay to the order of _______________ (“Payee”), on or before the Term Loans A Maturity Date, the principal sum of ________________ Dollars ($___________), or such lesser sum as shall equal the aggregate outstanding principal amount of the Term Loan A made by Payee to Makers jointly and severally pursuant to the Agreement (as defined below).

2.             Makers promise to make principal reduction payments on the outstanding principal balance hereof in the amounts and on the dates specified in the Agreement. Makers further promise to pay interest from the date of this Note in like money on the aggregate outstanding principal amount hereof at the rates and on the dates provided in the Agreement. All computations of interest shall be in accordance with the provisions of the Agreement.

3.             Makers hereby authorize Payee to record in its books and records the date, type and amount of the Term Loan A, and of each continuation, conversion and payment of principal made by Makers, and Makers agree that all such notations shall, in the absence of manifest error, be conclusive as to the matters so noted; provided, however, any failure by Payee to make such notation with respect to the Term Loan A or continuation, conversion, or payment thereof shall not limit or otherwise affect Makers’ obligations under the Agreement or this Note.

4.             Upon the occurrence and during the continuance of an Event of Default, in addition to and not in substitution of any of Agent or Lenders’ other rights and remedies with respect to such Event of Default, the entire unpaid principal balance owing hereunder shall bear interest at the applicable Lending Rate plus three hundred (300) basis points. In addition, interest, Expenses and Fees, and other amounts due hereunder or under the Agreement not paid when due shall bear interest at the Prime Lending Rate plus three hundred (300) basis points until such overdue payment is paid in full.

5.             If any payment due hereunder, whether for principal, interest, or otherwise, is not paid on or before the tenth day after the date such payment is due, in addition to and not in substitution of any of Payee’s other rights and remedies with respect to such nonpayment, Makers shall pay to Payee, a late payment fee (“Late Payment Fee”) equal to five percent (5%) of the amount of such overdue payment. The Late Payment Fee shall be due and payable on the eleventh day after the due date of the overdue payment with respect thereto.

6.             Makers shall make all payments hereunder in lawful money of the United States of America and in immediately available funds to Comerica Bank, a Michigan banking corporation (“Agent”), for the account of Payee, at Agent’s office located at 15303 Ventura Boulevard, Suite 100, Sherman Oaks, CA 91403, Attention: Vahe S. Medzoyan; or to such other address as Agent may from time to time specify by notice to Makers in accordance with the terms of the Agreement.

7.             In no event shall the interest rate and other charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Payee has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the principal balance hereof, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there is no principal balance outstanding, Payee shall refund to Makers such excess.

8.             This Note is one of the “Term A Notes” issued pursuant to the Agreement and is governed by the terms thereof. The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal of this Note prior to the maturity hereof upon the terms and conditions specified in the Agreement. This Note and the Term Loan A evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register maintained by Agent pursuant to the terms of the Agreement.

9.             This Note is secured by the Liens granted to Agent, for the ratable benefit of Lenders, under the Loan Documents.

10.           Makers hereby waive presentment for payment, notice of dishonor, protest and notice of protest.

11.           THE VALIDITY OF THIS NOTE AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

(a)           THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT PAYEE’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE PAYEE ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. MAKERS AND PAYEE WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.

(b)           MAKERS AND PAYEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. MAKERS AND PAYEE REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

12.           This Note hereby incorporates the Reference Provision set forth in Section 11.10 of the Loan Agreement.

IN WITNESS WHEREOF, Makers have duly executed this Note as of the date first above written.

NATIONAL TECHNICAL SYSTEMS, INC.

By:
Lloyd Blonder, Senior Vice President,
Finance, Treasurer and
Assistant Secretary

NTS TECHNICAL SYSTEMS dba NATIONAL
TECHNICAL SYSTEMS

By:
Lloyd Blonder, Senior Vice President,
Finance, Treasurer and
Assistant Secretary

XXCAL, INC.

By:
Lloyd Blonder, Vice President, Treasurer
and Assistant Secretary

APPROVED ENGINEERING TEST
LABORATORIES, INC.

By:
Lloyd Blonder, Vice President, Treasurer
and Assistant Secretary

ETCR, INC.

By:
Lloyd Blonder, Vice President, Treasurer
and Assistant Secretary

ACTON ENVIRONMENTAL TESTING
CORPORATION

By:
Lloyd Blonder, Vice President, Treasurer
and Assistant Clerk

PHASE SEVEN LABORATORIES, INC.

By:
Lloyd Blonder, Vice President, Treasurer
and Assistant Secretary

UNITED STATES TEST LABORATORY, L.L.C.,
a Kansas limited liability company

By:	NATIONAL TECHNICAL SYSTEMS,
INC., a California corporation

Its:	Class A Member

By:
Lloyd Blonder, Senior Vice President,
Finance, Treasurer and Assistant Secretary

SECURED TERM LOAN B PROMISSORY NOTE

$___________	Los Angeles, California
_______________, 20__

This Secured Term Loan B Promissory Note (this “Note”) is being delivered pursuant to that certain Revolving Credit Agreement, dated as of November 21, 2001, as amended, by and among Makers (as defined below), the financial institutions from time to time parties thereto as the Lenders, and Comerica Bank, as contractual representative for itself and the Lenders (as the same may be at any time heretofore or hereafter amended, supplemented, or otherwise modified or restated, the “Agreement”). Initially capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

1.           FOR VALUE RECEIVED, NATIONAL TECHNICAL SYSTEMS, INC., a California corporation, NTS TECHNICAL SYSTEMS, a California corporation, dba National Technical Systems, XXCAL, INC., a California corporation, APPROVED ENGINEERING TEST LABORATORIES, INC., a California corporation, ETCR, INC., a California corporation, PHASE SEVEN LABORATORIES, INC., a California corporation, UNITED STATES TEST LABORATORY, L.L.C., a Kansas limited liability company, and ACTON ENVIRONMENTAL TESTING CORPORATION, a Massachusetts corporation (collectively, “Makers”), jointly and severally promise to pay to the order of _______________ (“Payee”), on or before the Term Loans B Maturity Date, the principal sum of ________________ Dollars ($___________), or such lesser sum as shall equal the aggregate outstanding principal amount of the Term Loan B made by Payee to Makers jointly and severally pursuant to the Agreement (as defined below).

2.           Makers promise to make principal reduction payments on the outstanding principal balance hereof in the amounts and on the dates specified in the Agreement. Makers further promise to pay interest from the date of this Note in like money on the aggregate outstanding principal amount hereof at the rates and on the dates provided in the Agreement. All computations of interest shall be in accordance with the provisions of the Agreement.

3.           Makers hereby authorize Payee to record in its books and records the date, type and amount of the Term Loan B, and of each continuation, conversion and payment of principal made by Makers, and Makers agree that all such notations shall, in the absence of manifest error, be conclusive as to the matters so noted; provided, however, any failure by Payee to make such notation with respect to the Term Loan B or continuation, conversion, or payment thereof shall not limit or otherwise affect Makers’ obligations under the Agreement or this Note.

4.           Upon the occurrence and during the continuance of an Event of Default, in addition to and not in substitution of any of Agent or Lenders’ other rights and remedies with respect to such Event of Default, the entire unpaid principal balance owing hereunder shall bear interest at the applicable Lending Rate plus three hundred (300) basis points. In addition, interest, Expenses and Fees, and other amounts due hereunder or under the Agreement not paid when due shall bear interest at the Prime Lending Rate plus three hundred (300) basis points until such overdue payment is paid in full.

5.           If any payment due hereunder, whether for principal, interest, or otherwise, is not paid on or before the tenth day after the date such payment is due, in addition to and not in substitution of any of Payee’s other rights and remedies with respect to such nonpayment, Makers shall pay to Payee, a late payment fee (“Late Payment Fee”) equal to five percent (5%) of the amount of such overdue payment. The Late Payment Fee shall be due and payable on the eleventh day after the due date of the overdue payment with respect thereto.

6.           Makers shall make all payments hereunder in lawful money of the United States of America and in immediately available funds to Comerica Bank, a Michigan banking corporation (“Agent”), for the account of Payee, at Agent’s office located at 15303 Ventura Boulevard, Suite 100, Sherman Oaks, CA 91403, Attention: Vahe S. Medzoyan; or to such other address as Agent may from time to time specify by notice to Makers in accordance with the terms of the Agreement.

7.           In no event shall the interest rate and other charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Payee has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the principal balance hereof, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there is no principal balance outstanding, Payee shall refund to Makers such excess.

8.           This Note is one of the “Term B Notes” issued pursuant to the Agreement and is governed by the terms thereof. The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal of this Note prior to the maturity hereof upon the terms and conditions specified in the Agreement. This Note and the Term Loan B evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register maintained by Agent pursuant to the terms of the Agreement.

9.           This Note is secured by the Liens granted to Agent, for the ratable benefit of Lenders, under the Loan Documents.

10.           Makers hereby waive presentment for payment, notice of dishonor, protest and notice of protest.

11.           THE VALIDITY OF THIS NOTE AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

(a)           THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT PAYEE’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE PAYEE ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. MAKERS AND PAYEE WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.

(b)           MAKERS AND PAYEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. MAKERS AND PAYEE REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

12.           This Note hereby incorporates the Reference Provision set forth in Section 11.10 of the Loan Agreement.

IN WITNESS WHEREOF, Makers have duly executed this Note as of the date first above written.

NATIONAL TECHNICAL SYSTEMS, INC.

By:
Lloyd Blonder, Senior Vice President,
Finance, Treasurer and
Assistant Secretary

NTS TECHNICAL SYSTEMS dba NATIONAL
TECHNICAL SYSTEMS

By:
Lloyd Blonder, Senior Vice President,
Finance, Treasurer and
Assistant Secretary

XXCAL, INC.

By:
Lloyd Blonder, Vice President, Treasurer
and Assistant Secretary

APPROVED ENGINEERING TEST
LABORATORIES, INC.

By:
Lloyd Blonder, Vice President, Treasurer
and Assistant Secretary

ETCR, INC.

By:
Lloyd Blonder, Vice President, Treasurer
and Assistant Secretary

ACTON ENVIRONMENTAL TESTING
CORPORATION

By:
Lloyd Blonder, Vice President, Treasurer
and Assistant Clerk

PHASE SEVEN LABORATORIES, INC.

By:
Lloyd Blonder, Vice President, Treasurer
and Assistant Secretary

UNITED STATES TEST LABORATORY, L.L.C.,
a Kansas limited liability company

By:	NTS TECHNICAL SYSTEMS dba
NATIONAL TECHNICAL SYSTEMS,
INC., a California corporation

Its:	Class A Member

By:
Lloyd Blonder, Senior Vice President,
Finance, Treasurer and Assistant Secretary

Schedule 5.9

Subsidiaries

Direct Subsidiaries of Parent (100% Owned unless otherwise noted below):

1.	NTS, Technical Systems, a California Corp. (dba National Technical Systems)

2.	XXCAL, Inc., a California Corp.

3.	National Quality Assurance, Inc., a Massachusetts Corp. (50% Owned)

4.	NTS Europe, Gmbh

5.	AETL Testing, Inc., a Canadian Corp. (dba NTS Calgary)

Direct Subsidiaries of NTS (100% Owned unless otherwise noted below):

1.	Acton Environmental Testing Corporation, a Massachusetts Corp.

2.	Approved Engineering Testing Laboratories, Inc., a California Corp.

3.	ETCR Inc., A California Corp.

4.	Phase Seven Laboratories, a California Corp.

5.	United States Test Laboratory, L.L.C., a Kansas limited liability company (subject to closing of Amendment No. 9 on December 5, 2007)

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Schedule 6.16

Legal Description of 118 Acre Parcel

PARCEL A:

THE SOUTHERLY 58 FEET (MEASURED ALONG THE EASTERLY AND WESTERLY LINE) OF LOT 4 IN FRACTIONAL SECTION 19, AND ALL OF LOT 1 IN FRACTIONAL SECTION 30, BOTH IN TOWNSHIP 4 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION INCLUDED WITHIN THE LINES OF THE 305 FOOT WIDE STRIP OF LAND CONVEYED TO THE CITY OF LOS ANGELES, BY DEED RECORDED ON OCTOBER 19, 1965 AS DOCUMENT NO. 758, IN BOOK D 3085 PAGE 602 OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

ALSO EXCEPTING THAT PORTION LYING WESTERLY OF THE EASTERLY LINE OF THE ABOVE DESCRIBED 305 FOOT WIDE STRIP OF LAND CONVEYED TO THE CITY OF LOS ANGELES BY DEED RECORDED OCTOBER 19, 1965 AS INSTRUMENT NO. 758 IN BOOK D3085 PAGE 692, OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

ALSO EXCEPTING THEREFROM AN UNDIVIDED ONE/HALF INTEREST IN ALL OIL, MINERALS, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET UNDER THE REAL PROPERTY HEREIN DESCRIBED, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED BY MARIAN SPAULDER, BY DEED RECORDED JUNE 30, 1976 AS INSTRUMENT NO. 539 AND BY EDWARD SHAPIRO, ET UX, BY DEED RECORDED AUGUST 12, 1976 AS INSTRUMENT NO. 21, BOTH OFFICIAL RECORDS.

PARCEL B:

LOT 2 IN FRACTIONAL SECTION 30, TOWNSHIP 4 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE MARCH 29, 1877.

EXCEPT THEREFROM THAT PORTION OF SAID LAND DEEDED TO THE CITY OF LOS ANGELES, BY DEED RECORDED DECEMBER 22, 1965 AS INSTRUMENT NO. 524 IN BOOK D3153, PAGE 582, OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

ALSO EXCEPTING THAT PORTION LYING WESTERLY OF THE EASTERLY LINE OF THE ABOVE DESCRIBED 305 FOOT WIDE STRIP OF LAND CONVEYED TO THE CITY OF LOS ANGELES BY DEED RECORDED DECEMBER 22, 1965 AS INSTRUMENT NO. 524 IN BOOK D3153 PAGE 582, OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

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ALSO EXCEPTING THEREFROM AN UNDIVIDED ONE/HALF INTEREST IN ALL OIL, MINERALS, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET UNDER THE REAL PROPERTY HEREIN DESCRIBED, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED BY LULA LANTERMAN JOHNSON, ET AL, BY DEED RECORDED JUNE 28, 1979 AS INSTRUMENT NO. 79-703754, OFFICIAL RECORDS.

PARCEL C:

THE EAST HALF OF THE NORTHWEST QUARTER OF SECTION 30, TOWNSHIP 4 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM, ALL OIL, OIL RIGHTS, NATURAL GAS RIGHTS, MINERAL RIGHTS, AND OTHER HYDROCARBON SUBSTANCES BY WHATEVER NAME KNOWN, TOGETHER WITH APPURTENANT RIGHTS THERETO, WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND NOR ANY PORTION OF THE SUBSURFACE LYING ABOVE A DEPTH OF 500 FEET, AS EXCEPTED OR RESERVED IN INSTRUMENTS OF RECORD.

PARCEL D:

LOTS 1 AND 2, SECTION 25, TOWNSHIP 4 NORTH, RANGE 16 WEST, SAN BERNARDINO BASE & MERIDIAN, ACCORDING TO PLAT OF SAID LAND.

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